EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2018
EARNINGS PER SHARE
Schedule of the computation of basic and diluted earnings per share

	Year ended December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	(Note2) USD
				Unaudited
Net Income/(loss) attributable to Yintech	930,668	480,664	(863,038)	(125,524)
Basic weighted average number of ordinary shares outstanding	1,178,140,974	1,398,435,985	1,435,146,878	1,435,146,878
Effect of dilutive share options and RSUs	69,590,143	47,760,075	19,116,441	19,116,441

Dilutive weighted average number of ordinary shares*	1,247,731,117	1,446,196,060	1,435,146,878	1,435,146,878
Basic earnings/(losses) per share	0.79	0.34	(0.60)	(0.09)
Diluted earnings/(losses) per share*	0.75	0.33	(0.60)	(0.09)

* Effect of dilutive share options and RSUs were excluded from the computation of dilutive earnings per share because their inclusion would have been anti-dilutive.